                                                                 Exhibit 10.3.13

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                              SCE STANDARD CONTRACT

                            LONG TERM POWER PURCHASE

                             POWER PURCHASE CONTRACT

                                     BETWEEN

                       SOUTHERN CALIFORNIA EDISON COMPANY

                                       AND

                                 MAMMOTH PACIFIC

                           (CASA DIABLO GEOTHERMAL II)

                                12 MW NAME PLATE
                                NEW FACILITY GII

                                               DOCUMENT NO.: 2433H
                                               EFFECTIVE DATE: SEPTEMBER 7, 1983
                                               REVISED: MAY 4, 1984

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                                Table of Contents
                                -----------------

SECTION          TITLE                                                PAGE
-------          -----                                                ----
1                PROJECT SUMMARY                                        1

                     GENERAL TERMS & CONDITIONS

2                DEFINITIONS                                            6

3                TERM                                                  11

4                GENERATING FACILITY                                   12

5                OPERATING OPTIONS                                     20

6                INTERCONNECTION FACILITIES                            22

7                ELECTRICAL LINES AND ASSOCIATED EASEMENTS             23

8                METERING                                              24

9                POWER PURCHASE PROVISIONS                             26

10               PAYMENT AND BILLING PROVISIONS                        42

11               TAXES                                                 46

12               TERMINATION                                           47

13               LIABILITY                                             47

14               INSURANCE                                             49

15               UNCONTROLLABLE FORCES                                 51

16               NONDEDICATION OF FACILITIES                           53

17               PRIORITY OF DOCUMENTS                                 53

18               NOTICES AND CORRESPONDENCE                            53

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19               PREVIOUS COMMUNICATIONS                                   54

20               NONWAIVER

54               SUCCESSORS AND ASSIGNS                                    55

22               EFFECT OF SECTION READINGS                                55

23               GOVERNING LAW                                             55

24               MULTIPLE ORIGINALS                                        56
                 SIGNATURES

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                            LONG-TERM POWER PURCHASE

1.    PROJECT SUMMARY
      ---------------

      This Contract is entered into between Southern California Edison Company
      ("Edison") and Mammoth Pacific ("Seller"). Seller is willing to construct, own, and operate a Qualifying Facility and sell electric power to Edison and Edison is willing to purchase electric power delivered by Seller to
      Edison at the Point of Interconnection pursuant to the terms and conditions set forth as follows:

      1.1     All notices shall be sent to Seller at the following address:

              Mammoth Pacific
              6055 East Washington Boulevard
              Commerce, CA 90040

      1.2     Seller's Generating Facility:

              a.     Nameplate Rating:  12,000 kW.

              b.     Location:  Casa Diablo (Mammoth Lakes), California

              c.     Type (Check One):

              _____  Cogeneration Facility

              [X]    Small Power Production Facility

              d.     Delivery of power to Edison at a nominal 33,000 volts.

              e.     Seller shall commence construction of the Generating
                     Facility by April l986.

      1.3     Edison Customer Service District:

                  Bishop District

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                  374 Lagoon Street
                  Bishop, CA 93514

      1.4     Location of Edison Operating Switching Center:

                  Bishop Hydro Division
                  Control Substation, Route 1
                  Bishop, CA 93514

      1.5     Contract Capacity:  0 kW

              1.5.1     Estimated as-available capacity:  9,100 kW.

      1.6     Expected annual production:  48,000,000 kWh.

      1.7     Expected Firm Operation for each generating unit(s): February 1987

      1.8     Contract Term:  30 years

      1.9     Operating Options pursuant to Section 5:  (Check One)

              [N/A]  Operating Option I. Entire Generator output dedicated to
                     Edison. No electric service or standby service required.

              [N/A]  Operating Option II. Entire Generator output dedicated to
                     Edison with separate electric service required.

              a.     Electric service Tariff Schedule No. ____ pursuant to
                     Section 10.2.

              b.     Contract demand:  ____ kW.

              [X]    Operating Option III.  Excess generator output dedicated
                     to Edison with Seller serving own load.

              a.     Electric service Tariff Schedule No. TOU--8 pursuant to
                     Section 10.2.

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                            LONG-TERM POWER PURCHASE

            b.     Contract demand:  1,900 kW.

            c.     Standby Demand:  1,900 kW pursuant to Section 10.2.

            d.     Maximum electrical requirements expected: 1,900 kW.

            e.     Standby electric service Tariff Schedule No. SCG-1 pursuant to section 10.2.

            f.     Minimum monthly charge for standby services:   [N/A].

    1.10   Interconnection Facilities Agreement pursuant to Section 6 shall be:
            (Check One)

              [N/A]   - Added Facilities Basis (Appendix A.l)

              [N/A]   - Capital Contribution Basis (Appendix A.2)

              [X]     - Seller Owned and Operated Basis (Appendix A.3)

    1.11   The Capacity Payment Option selected by Seller pursuant to Section
           9.1 shall be:  (Check One)

               [X]     Option A - As-available capacity based upon:

                   [N/A] Standard Offer No. 1 Capacity Payment

                           Schedule, or

                      [X]  Forecast of Annual As-Available Capacity Payment
                           Schedule.  The as-available capacity price (first
                           year):  194/kW--yr.  (Appendix B)

               [X]     Option B - Firm Capacity (check one)

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                            LONG-TERM POWER PURCHASE

                  [N/A]  Standard Offer No. 2 Capacity Payment Schedule in
                         effect at time of Contract execution.

                  [N/A]  Standard Offer No. 2 Capacity Payment Schedule in
                         effect at time of Firm Operation of first generating
                         unit.

                    Contract Capacity Price:  $__/kW-yr. (Firm Capacity).

    1.12    The Energy Payment Option selected by Seller pursuant to Section
            9.2 shall be: (Check One)

             [X]    Option 1 - Forecast of Annual Marginal Cost of Energy in
                    effect at date of execution of this Contract. (Appendix C)

            [N/A]   Option 2 - Levelized Forecast of Marginal Cost of Energy
                    in effect at date of execution of this Contract. Levelized
                    Forecast for the expected date of Firm Operation is
                    ___(cent)/kWh. If Seller's Generating Facility is an
                    oil/natural gas fueled cogenerator, Seller may not select
                    Option 2.

                    For the energy payment refund pursuant to Section 9.5
                    under Option 2. Edison's Incremental Cost of Capital is
                    ____%. Seller may change once between Options 1 and 2,
                    provided Seller delivers written notice of such change at
                    least 90 days prior to the date of Firm Operation. For
                    Option 1 or 2, Seller elects to receive the following
                    percentages in 20% increments, the total of which shall
                    equal 100%:

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                    [100]  Percent of Forecast of Marginal Cost of Energy
                           (Annual or Levelized), not to exceed 20% of the
                           annual forecast for oil/natural gas fueled
                           cogenerators, and

                    [0]    Percent of Edison's published avoided cost of
                           energy based on Edison's full avoided operating
                           costs as updated periodically and accepted by the
                           Commission.

              [N/A] Option 3 - Incremental Energy Rate.  Seller may select:

                    [N/A]  Forecast of Incremental Energy Rate in effect at
                           date of execution of this Contract (Appendix D),
                                                          or
                    [NA]   A range in increments of 100 Btu/kWh above and
                           below the forecast of incremental energy rates for
                           each year during the First Period of the Contract
                           Term as follows:

Year            Range             Year       Range            Year       Range

-------         --------          -------    ---------        -------     ------

-------         --------          -------    ---------        -------     ------

-------         --------          -------    ---------        -------     ------

-------         --------          -------    ---------        -------     ------

            1.13  Metering Location (Check one)

                      Seller elects metering location pursuant to Section 8 as
                      follows:

                        [X]  Edison's side of the Interconnection Facilities

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                     [N/A] Seller's aide of the Interconnection Facilities. Loss compensation factor is equal to _____, pursuant to Section
                     8.3.

                           CENTRAL TERMS & CONDITIONS

2.    DEFINITIONS

      When used with initial capitalizations, whether in the singular or in the plural, the following terms shall have the following meanings:

      2.1     Adjusted Capacity Price: The $/kW-yr capacity purchase price based on the Capacity Payment Schedule in effect at time of Contract execution for the time period beginning on the date of Firm
              Operation for the first generating unit and ending on the date of termination or reduction of Contract Capacity under Capacity
              Payment Option B.

      2.2     Appendix A.1:  Interconnection Facilities Agreement -- Added
              Facilities Basis

      2.3     Appendix A.2:  Interconnection Facilities Agreement -- Capital
              Contribution Basis

      2.4     Appendix A.3:  Interconnection Facilities Agreement -- Seller
              Owned and Operated Basis

      2.5     Appendix B:  Forecast of Annual As Available Capacity Payment
              Schedule

      2.6     Appendix C:  Forecast of Annual Marginal Cost of Energy

      2.7     Appendix D:  Forecast of Incremental Energy Rates.

      2.8     Capacity Payment Schedule(s): Published capacity payment
              schedule(s) as authorized by the Commission for as-available or firm capacity.

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                            LONG-TERM POWER PURCHASE

      2.9     Commission: The Public Utilities Commission of the State of
              California.

      2.10    Contract: This document and Appendices, as amended from time to time.

      2.11    Contract Capacity: The electric power producing capability of the
              Generating Facility which is committed to Edison.

      2.12    Contract Capacity Price: The capacity purchase price from the
              Capacity Payment Schedule approved by the Commission for Capacity
              Payment Option B.

      2.13    Contract Term: Period in years commencing with date of Firm
              Operation for the first generating unit(s) during which Edison shall purchase electric power from Seller.

      2.14    Current Capacity Price: The $/kW-yr capacity price provided in the
              Capacity Payment Schedule determined by the year of termination or reduction of Contract Capacity and the number of years from such termination or reduction to the expiration of the Contract Term for Capacity Payment Option B.

      2.15    Edison:  The Southern California Edison Company.

      2.16    Edison Electric System Integrity: The state of operation of
              Edison's electric system in a manner which is deemed to minimize the risk of injury to persons and/or property and enables Edison to provide adequate and reliable electric service to its
              customers.

      2.17    Emergency: A condition or situation which in Edison's sole judgment affects Edison Electric System Integrity.

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                            LONG-TERM POWER PURCHASE

      2.18    Energy: Kilowatthours generated by the Generating Facility which are purchased by Edison at the Point of Interconnection.

      2.19    Firm Operation: The date agreed on by the Parties on which each generating unit(s) of the Generating Facility is determined to be a reliable source of generation and on which such unit can be reasonably expected to operate continuously at its effective rating (expressed in kW).

      2.20    First Period: The period of the Contract Term specified in Section
              3.1.

      2.21    Forced Outage: Any outage other than a scheduled outage of the
              Generating Facility that fully or partially curtails its
              electrical output.

      2.22    Generating Facility: All of Seller's generators, together with all protective and other associated equipment and improvements, necessary to produce electrical power at Seller's Facility excluding associated land, land rights, and interests in land.

      2.23    Generator: The generator(s) and associated prime mover(s), which are a part of the Generating Facility.

      2.24    Interconnection Facilities: Those protection, metering, electric line(s), and other facilities required in Edison's sole judgment to permit an electrical interface between Edison's system and the
              Generating Facility in accordance with Edison's Tariff Rule No. 21 titled Cogeneration and Small Power Production Interconnection
              Standards filed with the Commission.

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                            LONG-TERM POWER PURCHASE

      2.25    Interconnection Facilities Agreement: That document which is specified in Section 1.10 and is attached hereto.

      2.26    KVAR: Reactive kilovolt-ampere, a unit of measure of reactive power.

      2.27    Operate: To provide the engineering, purchasing, repair,
              supervision, training, inspection, testing, protection, operation, use, management, replacement. retirement, reconstruction, and maintenance of and for the Generating Facility in accordance with applicable California utility standards and good engineering practices.

      2.28    Operating Representatives: Individual(s) appointed by each Party for the purpose of securing effective cooperation and interchange of information between the Parties in connection with
              administration and technical matters related to this Contract.

      2.29    Parties:  Edison and Seller.

      2.30    Party:  Edison or Seller.

      2.31    Peak Months: Those months which the Edison annual system peak demand could occur. Currently, but subject to change with notice, the peak months for the Edison system are June, July, August, and
              September.

      2.32    Point of Interconnection: The point where the transfer of
              electrical energy between Edison and Seller takes place.

      2.33    Project: The Generating Facility and Interconnection Facilities
              required to permit operation of Seller's Generator in parallel with Edison's electric system.

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                            LONG-TERM POWER PURCHASE

      2.34    Protective Apparatus: That equipment and apparatus installed by
              Seller and/or Edison pursuant to Section 4.2.

      2.35    Qualifying Facility: Cogeneration or Small Power Production
              Facility which meets the criteria as defined in Title 18, Code of
              Federal Regulations, Section 292.201 through 292.207.

      2.36    Second Period: The period of the Contract Term specified in
              Section 3.2.

      2.37    Seller:  The Party identified in Section 1.0.

      2.38    Seller's Facility: The premises and equipment of Seller located as specified in Section 1.2.

      2.39    Small Power Production Facility: The facilities and equipment which use biomass, waste, or renewable resources, including wind, solar, geothermal, and water, to produce electrical energy as defined in Title 18, code of Federal Regulations, Section 292.201 through 292.207.

      2.40    Standby Demand: Seller's electrical load requirement that Edison is expected to serve when Seller's Generating Facility is not available.

      2.41    Summer Period: Defined in Edison's Tariff Schedule No. TOU-8 as
              now in effect or as may hereafter be authorized by the Commission.

      2.42    Tariff Schedule No. TOU-8: Edison's time-of-use energy tariff for electric service exceeding 500 kW, as now in effect or as may hereafter be authorized by the Commission.

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      2.43    Uncontrollable Forces: Any occurrence beyond the control of a
              Party which causes that Party to be unable to perform its
              obligations hereunder and which a Party has been unable to overcome by the exercise of due diligence, including but not limited to flood, drought, earthquake, storm, fire, pestilence, lightning and other natural catastrophes, epidemic, war, riot, civil disturbance or disobedience, strike, labor dispute, action or inaction of legislative, judicial, or regulatory agencies, or other proper authority, which may conflict with the terms of this
              Contract, or failure, threat of failure or sabotage of facilities which have been maintained in accordance with good engineering and operating practices in California.

      2.44    Winter Period: Defined in Edison's Tariff Schedule No. TOU-8 as
              now in effect or as may hereafter be authorized by the Commission.

3.    TERM

      This Contract shall be effective upon execution by the Parties and shall remain effective until either Party gives 90 days prior written notice of termination to the other Party, except that such notice of termination shall not be effective to terminate this Contract prior to expiration of the Contract Term specified in Section 1.8.

      3.1     The First Period of the Contract Term shall commence upon date of
              Firm Operation but not later than five years from the date of execution of this Contract.

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              a.      If the Contract Term specified in Section 1.8 is 15
                      years, the First Period of the Contract Term shall be
                      for five years.

              b.      If the Contract Term specified in Section 1.8 is 20, 25,
                      or 30 years, the First Period of the Contract Term shall
                      be for 10 years.

      3.2     The Second Period of the Contract Term shall commence upon expiration of the First Period and shall continue for the
              remainder of the Contract Term.

4.    GENERATING FACILITY

      4.1     Ownership

              The Generating Facility shall be owned by Seller.

      4.2     Design

              4.2.1    Seller, at no cost to Edison, shall:

                       a.    Design the Generating Facility.

                       b.    Acquire all permits and other approvals necessary
                             for the construction, operation, and maintenance of
                             the Generating Facility.

                       c.    Complete all environmental impact studies necessary
                             for the construction, operation, and maintenance of
                             the Generating Facility.

                       d.    Furnish and install the relays, meters, power
                             circuit breakers, synchronizer, and other control
                             and Protective Apparatus as shall

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                             be agreed to by the Parties as being necessary for
                             proper and safe operation of the Project in
                             parallel with Edison's electric system.

              4.2.2    Edison shall have the right to:

                       a.    Review the design of the Generating Facility's
                             electrical system and the Seller's Interconnection
                             Facilities. Such review may include, but not be
                             limited to, the Generator, governor, excitation
                             system, synchronizing equipment, protective relays,
                             and neutral grounding. The Seller shall be notified
                             in writing of the outcome of the Edison review
                             within 30 days of the receipt of all specifications
                             for both the Generating Facility and the
                             Interconnection Facilities. Any flaws perceived by
                             Edison in the design shall be described in Edison's
                             written notice.

                       b.    Request modifications to the design of the
                             Generating Facility's electrical system and the
                             Seller's Interconnection Facilities. Such
                             modifications shall be required if necessary to
                             maintain Edison Electric System Integrity when in
                             parallel with the Edison electric system.

              4.2.3    If Seller's Generating Facility includes an
                       induction-type generator(s), Seller shall provide
                       individual power factor correction capacitors for each
                       such generator. Such capacitors shall be switched on and
                       off simultaneously with each of the associated
                       induction-type

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                       generator(s) of the Generating Facility. The KVAR rating
                       of such capacitors shall be the highest standard value
                       which will not exceed such generators no-load KVAR
                       requirement. Seller shall not install power factor
                       correction in excess of that required by this Section
                       unless agreed to in writing by the Parties.

      4.3     Construction

              Edison shall have the right to review, consult with, and make recommendations regarding Seller's construction schedule and to monitor the construction and start-up of the Project. Seller shall notify Edison, at least one year prior to Firm Operation, of changes in Seller's Construction Schedule which may affect the date of Firm operation.

      4.4     Operation

              4.4.1    The Generating Facility and Seller's Protective Apparatus
                       shall be operated and maintained in accordance with
                       applicable California utility industry standards and good
                       engineering practices with respect to synchronizing,
                       voltage and reactive power control. Edison shall have the
                       right to monitor operation of the Project and may require
                       changes in Seller's method of operation if such changes
                       are necessary, in Edison's sole judgment, to maintain
                       Edison Electric System Integrity.

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              4.4.2    Seller shall notify in writing Edison's
                       Operating Representative at least 14 days prior to:

                       a.     the initial testing of Seller's Protective
                              Apparatus; and

                       b.     the initial parallel operation of Seller's
                              Generators with Edison's electrical system.

                       Edison shall have the right to have a representative
                       present at each event.

              4.4.3    Edison shall have the right to require Seller to
                       disconnect the Generator from the Edison electric system
                       or to reduce the electrical output from the Generator
                       into the Edison electric systems whenever Edison
                       determines, in its sole judgment, that such a
                       disconnection is necessary to facilitate maintenance of
                       Edison's facilities, or to maintain Edison Electric
                       System Integrity. If Edison requires Seller to disconnect
                       the Generator from the Edison electric system pursuant to
                       this section 4.4.3, Seller shall have the right to
                       continue to serve its total electrical requirements
                       provided Seller has elected Operating Option III. Each
                       Party shall endeavor to correct, within a reasonable
                       period, the condition on its system which necessitates
                       the disconnection or the reduction of electrical output.
                       The duration of the disconnection or the reduction in
                       electrical output shall be limited to the period of time
                       such a condition exists.

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              4.4.4    the Generating Facility shall be operated with all of
                       Seller's Protective Apparatus in service whenever the
                       Generator is connected to or is operated in parallel with
                       the Edison electric system. Any deviation for brief
                       periods of emergency or maintenance shall only be by
                       agreement of the Parties.

              4.4.5    Each Party shall keep the other Party's Operating
                       Representative informed as to the operating schedule of
                       their respective facilities affecting each other's
                       operation hereunder, including any reduction in Contract
                       Capacity availability. In addition, Seller shall provide
                       Edison with reasonable advance notice regarding its
                       scheduled outages including any reduction in Contract
                       Capacity availability. Reasonable advance notice is as
                       follows:

                       SCHEDULED OUTAGE EXPECTED DURATION         ADVANCE NOTICE
                                                                    TO EDISON
                      Less then one day                           24  Hours
                      One day or more
                          (except major overhauls)                1 Week
                          Major overhaul                          6 Months

              4.4.6    Notification by each Party's Operating Representative of
                       outage date and duration should be directed to the other
                       Party's Operating Representative by telephone.

              4.4.7    Seller shell not schedule major overhauls during Peak
                       Months.

                                       16

              4.4.8    Seller shall maintain an operating log at Seller's
                       Facility with records of: real and reactive power
                       production; changes in operating status, outages,
                       Protective Apparatus operations; and any unusual
                       conditions found during inspections. Changes in setting
                       shall also be logged for Generators which are
                       "block-loaded" to a specific kW capacity. In addition,
                       Seller shall maintain records applicable to the
                       Generating Facility, including the electrical
                       characteristics of the Generator and settings or
                       adjustments of the Generator control equipment and
                       protective devices. Information maintained pursuant to
                       this Section 4.4.8 shall be provided to Edison, within 30
                       days of Edison's request.

              4.4.9    If, at any time, Edison doubts the integrity of any of
                       Seller's Protective Apparatus and believes that such loss
                       of integrity would impair the Edison Electric System
                       Integrity, Seller shall demonstrate to Edison's
                       satisfaction, the correct calibration and operation of
                       the equipment in question.

              4.4.10   Seller shall test all protective devices specified in
                       Section 4.2 with qualified Edison personnel present at
                       intervals not to exceed four years.

              4.4.11   Seller shall, to the extent possible, provide reactive
                       power for its own requirements, and where applicable, the
                       reactive power losses of

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                       interfacing transformers. Seller shall not deliver excess
                       reactive power to Edison unless otherwise agreed upon
                       between the Parties.

              4.4.12   The Seller warrants that the Generating Facility meets
                       the requirements of a Qualifying Facility as of the
                       effective date of this Contract and continuing through
                       the Contract Term.

              4.4.13   The Seller warrants that the Generating Facility shall at
                       all times conform to all applicable laws and regulations.
                       Seller shall obtain and maintain any governmental
                       authorizations and permits for the continued operation of
                       the Generating Facility. If at any time Seller does not
                       hold such authorizations and permits, Seller agrees to
                       reimburse Edison for any loss which Edison incurs as a
                       result of the Seller's failure to maintain governmental
                       authorization and permits.

              4.4.14   At Edison's request, Seller shall make all reasonable
                       effort to deliver power at an average rate of delivery at
                       least equal to the Contract Capacity during periods at
                       Emergency. In the event that the Seller has previously
                       scheduled an outage coincident with an Emergency, Seller
                       shall make all reasonable efforts to reschedule the
                       outage. The notification periods listed in Section 4.4.5
                       shall be waived by Edison if Seller reschedules the
                       outage.

              4.4.15   Seller shall demonstrate the ability to provide Edison
                       the specified Contract Capacity within 30 days of the
                       date of Firm Operation.

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                       Thereafter, at least once per year at Edison's request,
                       Seller shall demonstrate the ability to provide Contract
                       Capacity for a reasonable period of time as required by
                       Edison. Seller's demonstration of Contract Capacity shall
                       be at Seller's expense and conducted at a time and
                       pursuant to procedures mutually agreed upon by the
                       Parties. If Seller fails to demonstrate the ability to
                       provide Contract Capacity, the Contract Capacity shall be
                       reduced by agreement of the Parties pursuant to Section
                       9.1.2.5.

      4.5     Maintenance

              4.5.1    Seller shall maintain the Generating Facility in
                       accordance with applicable California utility industry
                       standards and good engineering and operating practices.
                       Edison shall have the right to monitor such maintenance
                       of the Generating Facility. Seller shall maintain and
                       deliver a maintenance record of the Generating Facility
                       to Edison's Operating Representatives upon request.

              4.5.2    Seller shall make a reasonable effort to schedule routine
                       maintenance during Off-Peak Months. Outages for scheduled
                       maintenance shall not exceed a total of 30 peak hours for
                       the Peak Months.

              4.5.3    The allowance for scheduled maintenance is as follows:

                       a.    Outage periods for scheduled maintenance shall not
                             exceed 840 hours (35 days) in any 12-month period.
                             This allowance may be

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                             used in increments of an hour or longer on a
                             consecutive or nonconsecutive basis.

                       b.    Seller may accumulate unused maintenance hours on a
                             year-to-year basis up to a maximum of 1,080 hours
                             (45 days). This accrued time must be used
                             consecutively and only for major overhauls.

      4.6     Any review by Edison of the design, construction, operation, or maintenance of the Project is solely for the information of
              Edison. By making such review, Edison makes no representation as to the economic and technical feasibility, operational capability, or reliability of the Project. Seller shall in no way represent to any third party that any such review by Edison of the Project, including, but not limited to, any review of the design,
              construction, operation, or maintenance of the Project by Edison, is a representation by Edison as to the economic and technical feasibility, operational capability, or reliability of said facilities. Seller is solely responsible for economic and
              technical feasibility, operational capability, and reliability thereof.

5.    OPERATING OPTIONS

      5.1     Seller shall elect in Section 1.9 to Operate its Generating
              Facility in parallel with Edison's electric system pursuant to one of the following options:

              a.     Operating Option I: Seller dedicates the entire Generator
                     output to Edison with no electrical service required from
                     Edison.

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              b.     Operating Option II: Seller dedicates the entire
                     Generator output to Edison with electrical service
                     required from Edison.

              c.     Operating Option III: Seller dedicates to Edison only
                     that portion of the Generator output in excess of
                     Seller's electrical service requirements. As much as
                     practicable, Seller intends to serve its electrical
                     requirements from the Generator output and will require
                     electrical standby from Edison as designated in Section
                     1.9.

      5.2     After expiration of the First Period of the Contract Term, Seller may change the Operating Option, but not more than once per year upon at least 90 days prior written notice to Edison. A reduction in Contract Capacity as a result of a change in operating options shall be subject to Section 9.1.2.5. Edison shall not be required to remove or reserve capacity of Interconnection Facilities made idle by a change in operating options. Edison may dedicate any such idle Interconnection Facilities at any time to serve other customers or to interconnect with other electric power sources.
              Edison shall process requests for changes of operating option in the chronological order received.

              5.2.1.   When the Seller wishes to reserve Interconnection
                       Facilities paid for by the Seller but idled by a change
                       in operation option, Edison shall impose a special
                       facilities charge related to the operation and
                       maintenance of the Interconnection Facility. When the
                       Seller no longer needs said facilities for which it has
                       paid, the Seller shall

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                              SCE STANDARD CONTRACT
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                       receive credit for the net salvage value of the
                       Interconnection Facilities dedicated to Edison's use. If
                       Edison is able to make use of these facilities to serve
                       other customers, the Seller shall receive the fair market
                       value of the facilities determined as of the date the
                       Seller either decides no longer to use said facilities or
                       fails to pay the required maintenance fee.

6.    INTERCONNECTION FACILITIES

      6.1     The Parties shall execute an Interconnection Facilities Agreement selected by Seller in Section 1.10, covering the design,
              installation, operation and maintenance of the Interconnection
              Facilities required in Edison's sole judgment, to permit an electrical interface between the Parties pursuant to Edison's
              Tariff Rule No. 21.

      6.2     The cost for the Interconnection Facilities set forth in the appendices specified in Section 1.10, are estimates only for
              Seller's information and will be adjusted to reflect recorded costs after installation is complete; except that, upon Seller's written request to Edison, Edison shall provide a binding estimate which shall be the basis for the Interconnection Facilities cost in the Interconnection Facilities Agreement executed by the
              Parties.

      6.3     The nature of the Interconnection Facilities and the Point of
              Interconnection shall be set forth either by equipment lists or appropriate one-line diagrams and shall be attached to the appropriate appendix specified in Section 1.10.

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                              SCE STANDARD CONTRACT
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      6.4     The design, installation, operation, maintenance, and
              modifications of the Interconnection Facilities shall be at
              Seller's expense.

      6.5     Seller shall not commence parallel operation of the Generating
              Facility until written approval for operation of the
              Interconnection Facilities has been received from Edison. The
              Seller shall notify Edison at least forty-five days prior to the initial energizing of the Point of Interconnection. Edison shall have the right to inspect the Interconnection Facilities within thirty days of receipt of such notice. It the facilities do not pass Edison's inspection, Edison shall provide in writing the reasons for this failure within five days of the inspection.

      6.6     Seller, at no cost to Edison, shall acquire all permits and approvals and complete all environmental impact studies necessary for the design, installation, operation, and maintenance of the
              Interconnection Facilities.

7.    ELECTRIC LINES AND ASSOCIATED EASEMENTS

      7.1     Edison shall, as it deems necessary or desirable, build electric lines, facilities and other equipment, both overhead and
              underground, on and off Seller's Facility, for the purpose of effecting the agreements contained in this Contract. The physical location of such electric lines, facilities and other equipment on
              Seller's Facility shall be determined by agreement of the Parties.

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                              SCE STANDARD CONTRACT
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      7.2     Seller shall reimburse Edison for the cost of acquiring property rights off Sellers's Facility required by Edison to meet its obligations under this Contract.

      7.3     Seller shall grant to Edison, without cost to Edison, and by an instrument of conveyance, acceptable to Edison, rights of way, easements and other property interests necessary to construct, reconstruct, use, maintain, alter, add to, enlarge, repair, replace, inspect and remove, at any time, the electric lines, facilities or other equipment, both overhead and underground, which are required by Edison to effect the agreements contained in the Contract. Seller shall also provide the rights of ingress and egress at all reasonable times necessary for Edison to perform the activities contemplated in the Contract.

      7.4     The electric lines, facilities, or other equipment referred to in this Section 7 installed by Edison on or off Seller's Facility shall be and remain the property of Edison.

      7.5     Edison shall have no obligation to Seller for any delay or cancellation due to inability to acquire a satisfactory right of way, easements, or other property interests.

8.    METERING

      8.1     All meters and equipment used for the measurement of electric power for determining Edison's payments to Seller pursuant to this
              Contract shall be

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                              SCE STANDARD CONTRACT
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              provided, owned, and maintained by Edison at Seller's expense in accordance with Edison's Tariff Rule No. 21.

      8.2     All meters and equipment used for billing Seller for electric service provided to Seller by Edison under Operating Options II or
              III shall be provided, owned, and maintained by Edison at Edison's expense in accordance with Edison's Tariff Rule No. 16.

      8.3     The meters and equipment used for measuring the Energy sold to
              Edison shall be located on the side of the Interconnection
              Facilities as specified by Seller in Section 1.13. If the metering equipment is located on Seller's side of the Interconnection
              Facilities, then a loss compensation factor agreed upon by the
              Parties shall be applied. At the written request of the Seller, and at Seller's sole expense, Edison shall measure actual
              transformer losses. If the actual measured value differs from the agreed upon loss compensation factor, the actual value shall be applied prospectively. If the meters are placed on Edison's side of the Interconnection Facilities, service shall be provided at the available transformer high-side voltage.

      8.4     For purposes of monitoring the Generator operation and the determination of standby charges, Edison shall have the right to require, at Seller's expense, the installation of generation metering. Edison may also require the installation of telemetering equipment at Seller's expense for Generating Facilities equal to

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                              SCE STANDARD CONTRACT
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              or greater than 10 MW. Edison may require the installation of telemetering equipment at Edison's expense for Generating
              Facilities less than 10 MW.

      8.5     Edison's meters shall be sealed and the seals shall be broken only when the meters are to be inspected, tested, or adjusted by
              Edison. Seller shall be given reasonable notice of testing and have the right to have its Operating Representative present on such occasions.

      8.6     Edison's meters installed pursuant to this Contract shall be tested by Edison, at Edison's expense, at least once each year and at any reasonable time upon request by either Party, at the requesting Party's expense. If Seller makes such request, Seller shall reimburse said expense to Edison within thirty days after presentation of a bill therefor.

      8.7     Metering equipment found to be inaccurate shall be repaired, adjusted, or replaced by Edison such that the metering accuracy of said equipment shall be within two percent. If metering equipment inaccuracy exceeds two percent, the correct amount of Energy and
              Contract Capacity delivered during the period of said inaccuracy shall be estimated by Edison and agreed upon by the Parties.

9.    POWER PURCHASE PROVISIONS

      Prior to the date of Firm Operation, Seller shall be paid for Energy only pursuant to Edison's published avoided cost of energy based on Edison's full avoided operating cost as periodically updated and accepted by the
      Commission. If at any time Energy

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                              SCE STANDARD CONTRACT
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      can be delivered to Edison and Seller is contesting the claimed jurisdiction of any entity which has not issued a license or other approval for the Project, Seller, in its sole discretion and risk, may deliver Energy to Edison and for any Energy purchased by Edison, Seller shall receive payment from Edison for (i) Energy pursuant to this Section, and (ii) as-available capacity based on a capacity price from the Standard
      Offer No. 1 Capacity Payment Schedule as approved by the Commission.
      Unless and until all required licenses and approvals have been obtained,
      Seller may discontinue deliveries at any time.

      9.1     Capacity Payments

              Seller shall sell to Edison and Edison shall purchase from Seller capacity pursuant to the Capacity Payment Option selected by
              Seller in Section 1.11. The Capacity Payment Schedules will be based on Edison's full avoided operating costs as approved by the
              Commission throughout the life of this Contract. Data used to derive Edison's full avoided costs will be made available to the
              Seller, to the extent specified by Seller upon request.

              9.1.1    Capacity Payment Option A -- As Available Capacity.

                       If Seller selects Capacity Payment Option A, Seller shall
                       be paid a monthly capacity payment calculated pursuant to
                       the following formula:

MONTHLY               CAPACITY PAYMENT = (A x D)+(B x D)+(C x D)

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                              SCE STANDARD CONTRACT
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                         Where A =    kWh purchased by Edison during on-peak
                                      periods defined in Edison's Tariff
                                      Schedule No. TOU-8.

                               B =    kWh purchased by Edison during mid-peak
                                      periods defined in Edison's Tariff
                                      Schedule No. TOU-8.

                               C =    kWh purchased by Edison during off-peak
                                      periods defined in Edison's Tariff
                                      Schedule No. TOU-8.

                               D =    The appropriate time differentiated
                                      capacity price from either the Standard
                                      Offer No. 1 Capacity Payment Schedule or
                                      Forecast of Annual As-Available Capacity
                                      Payment Schedule as specified by Seller in
                                      Section 1.11.

                        9.1.1.1     If Seller specifies the Standard Offer No.
                                    1 Capacity Payment Schedule in Section
                                    1.11, then the formula set forth in
                                    Section 9.1.1 shall be computed with D
                                    equal to the appropriate time
                                    differentiated capacity price from the
                                    Standard Offer No. 1 Capacity Payment
                                    Schedule for the Contract Term.

                        9.1.1.2     If Seller specifies the Forecast of Annual
                                    As-Available Capacity Payment Schedule in
                                    Section 1.11, the formula set forth in
                                    Section 9.1.1 shall be computed as follows:

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                              SCE STANDARD CONTRACT
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                                    a.    During the First period of the
                                          Contract Term, D shall equal the
                                          appropriate time differentiated
                                          capacity price from the Forecast of
                                          Annual As-Available Capacity Payment
                                          Schedule.

                                    b.    During the Second Period of the
                                          Contract Term, the formula shall be
                                          computed with D equal to the
                                          appropriate time differentiated
                                          capacity price from Standard Offer No.
                                          1 Capacity Payment Schedule, but not
                                          less than the greater of (i) the
                                          appropriate time differentiated
                                          capacity price from the Forecast of
                                          Annual As-Available Capacity Payment
                                          Schedule for the last year of the
                                          First Period, or (ii) the appropriate
                                          time differentiated capacity price
                                          from the Standard Offer No. 1 Capacity
                                          Payment Schedule for the first year of
                                          the Second Period.

              9.1.2    Capacity payment Option B -- Firm Capacity Purchase
                       If Seller selects Capacity Payment Option B, Seller shall
                       provide to Edison for the Contract Term the Contract
                       Capacity specified in Section 1.5, or as adjusted
                       pursuant to Section 9.1.2.6, and Seller shall be paid as
                       follows:

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                              SCE STANDARD CONTRACT
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                        9.1.2.1     If Seller meets the performance requirements
                                    set forth in Section 9.1.2.2, Seller shall
                                    be paid a Monthly Capacity Payment,
                                    beginning from the date of Firm Operation
                                    equal to the sum of the on-peak, mid-peak,
                                    and off-peak Capacity Period Payments. Each
                                    capacity period payment is calculated
                                    pursuant to the following formula:

MONTHLY PERIOD CAPACITY PAYMENT   =   A x B x C x D

                       Where    A =   Contract Capacity Price specified in
                                      Section 1.11 based on the Standard Offer
                                      No. 2 Capacity Payment Schedule as
                                      approved by the Commission and in effect
                                      on the date of the execution of this
                                      Contract.

                                B =   Conversion factors to convert annual
                                      capacity prices to monthly payments by
                                      time of delivery as specified in Standard
                                      Offer No. 2 Capacity Payment Schedule and
                                      subject to periodic modifications as
                                      approved by the Commission.

                                C =   Contract Capacity specified in Section
                                      1.5.

                                D =   Period Performance Factor, not to exceed
                                      1.0, calculated as follows:

                                      Period kWh purchased by Edison limited by
                                      the level of Contract Capacity
                                      ------------------------------------------

                                       30

                                      0.8 x Contract Capacity x (Period Hours
                                      minus Maintenance Hours Allowed in Section
                                      4.5.)

                        9.1.2.2     Performance Requirements to receive the
                                    Monthly Capacity Payment in Section 9.1.2.1,
                                    Seller shall provide the Contract Capacity
                                    in each Peak Month for all on-peak hours as
                                    such peak hours are defined in Edison's
                                    Tariff Schedule No. TOU-8 on file with the
                                    Commission, except that Seller is entitled
                                    to a 20% allowance for Forced Outages for
                                    each Peak Month. Seller shall not be subject
                                    to such performance requirements for the
                                    remaining hours of the year.

                                    a.    If Seller fails to meet the
                                          requirements specified in Section
                                          9.1.2.2, Seller, in Edison's sole
                                          discretion, may be placed on probation
                                          for a period not to exceed 15 months.
                                          If Seller fails to meet the
                                          requirements specified in Section
                                          9.1.2.2 during the probationary
                                          period, Edison may derate the Contract
                                          Capacity to the greater of the
                                          capacity actually delivered during the
                                          probationary period, or the capacity
                                          at which Seller can reasonably meet
                                          such requirements. A

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                              SCE STANDARD CONTRACT
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                                          reduction in Contract Capacity as a
                                          result of this Section 9.1.2.2 shall
                                          be subject to Section 9.1.2.5.

                                    b.    If Seller fails to meet the
                                          requirements set forth in Section
                                          9.1.2.2 due to a Forced Outage on the
                                          Edison system or a request to reduce
                                          or curtail delivery under Section 9.4,
                                          Edison shall continue Monthly Capacity
                                          Payments pursuant to Capacity Payment
                                          Option B. The Contract Capacity
                                          curtailed shall be treated the same as
                                          scheduled maintenance outages in the
                                          calculation of the Monthly Capacity
                                          Payment.

                        9.1.2.3     If Seller is unable to provide Contract
                                    Capacity due to Uncontrollable Forces,
                                    Edison shall continue Monthly Capacity
                                    Payments for 90 days from the occurrence of
                                    the Uncontrollable Force. Monthly Capacity
                                    Payments payable during a period of
                                    interruption or reduction by reason of an
                                    Uncontrollable Force shall be treated the
                                    same as scheduled maintenance outages.

                        9.1.2.4     Capacity Bonus Payment for Capacity Payment
                                    Option B, Seller may receive a Capacity
                                    Bonus Payment as follows:

                                    a.    Bonus During Peak Months -- For a Peak
                                          Month, Seller shall receive a Capacity
                                          Bonus Payment if (i)

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                              SCE STANDARD CONTRACT
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                                          the requirements set forth in Section
                                          9.1.2.2 have been met, and (ii) the
                                          on-peak capacity factor exceeds 85%.

                                    b.    Bonus During Non-Peak Months -- For a
                                          non-peak month, Seller shall receive a
                                          Capacity Bonus Payment if (i) the
                                          requirements set forth in Section
                                          9.1.2.2 have been met (ii) the on-peak
                                          capacity factor for each Peak Month
                                          during the year was at least 85%, and
                                          (iii) the on-peak capacity factor for
                                          the non-peak month exceeds 85%.

                                    c.    For any eligible month, the Capacity
                                          Bonus Payment shall be calculated as
                                          follows:

CAPACITY BONUS PAYMENT   =   A x B x C x D
                            Where A = (1.2 x On-Peak Capacity Factor) - 1.02
                                      Where the On-Peak Capacity Factor, not to
                                      exceed 1.0, is calculated as follows:
                                      Period kWh purchased by Edison limited by
                                      the level of Contract Capacity (Contract
                                      Capacity) x (Period Hours minus
                                      Maintenance Hours Allowed in Section 4.5)

                                  B = Contract Capacity Price specified in
                                      Section 1.11 for Capacity Payment Option B

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                              SCE STANDARD CONTRACT
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                                  C = 1/12

                                  D = Contract Capacity specified in Section 1.5

                                    d.    When Seller is entitled to receive a
                                          Capacity Bonus Payment, the Monthly
                                          Capacity Payment shall be the sum of
                                          the Monthly Capacity Payment pursuant
                                          to Section 9.1.2.1 and the Monthly
                                          Capacity Bonus Payment pursuant to
                                          this Section.

                                    e.    For Capacity Payment Option B, Seller
                                          shall be paid for capacity in excess
                                          of Contract Capacity based on the
                                          as-available capacity price in
                                          Standard Offer No. 1 Capacity Payment
                                          Schedule, as updated and approved by
                                          the Commission. Seller shall not
                                          receive any as-available capacity
                                          payment in excess of Contract Capacity
                                          if Seller's Generating Facility is a
                                          small hydro project.

                        9.1.2.5     Capacity Reduction

                                    a.    Seller may reduce the Contract
                                          Capacity specified in Section 1.5,
                                          provided that Seller gives Edison
                                          prior written notice for a period
                                          determined by the amount of Contract
                                          Capacity reduced as follows:

                                       34

                              SCE STANDARD CONTRACT
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                              Amount of Contract                   Length of
                               Capacity Reduced                 Notice Required

                            25,000 kW or under                     12 months
                            25,001 - 50,000 kW                     36 months
                            50,001 - 100,000 kW                    48 months
                                over 100,000 kW                    60 months

                                    b.    Subject to Section 10.4, Seller shall
                                          refund to Edison with interest at the
                                          current published Federal Reserve
                                          Board three months prime commercial
                                          paper rate an amount equal to the
                                          difference between (i) the accumulated
                                          Monthly Capacity Payments paid by
                                          Edison pursuant to Capacity Payment
                                          Option B up to the time the reduction
                                          notice is received by Edison, and (ii)
                                          the total capacity payments which
                                          Edison would have paid if based on the
                                          Adjusted Capacity Price.

                                    c.    From the date the reduction notice is
                                          received to the date of actual
                                          capacity reduction, Edison shall make
                                          capacity payments based on the
                                          Adjusted Capacity Price for the amount
                                          of Contract Capacity being reduced.

                                    d.    Seller may reduce Contract Capacity
                                          without the notice prescribed in
                                          Section 9.1.2.5(a), provided that

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                              SCE STANDARD CONTRACT
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                                          Seller shall refund to Edison the
                                          amount specified in Section 9.1.2.5(b)
                                          and an amount equal to: (i) the amount
                                          of Contract Capacity being reduced,
                                          times (ii) the difference between the
                                          Current Capacity Price and the
                                          Contract Capacity Price, times (iii)
                                          the number of years and fractions
                                          thereof (not less than one year) by
                                          which the Seller has been deficient in
                                          giving prescribed notice. If the
                                          Current Capacity Price is less than
                                          Contract Capacity Price, only payment
                                          under Section 9.1.2.5(b) shall be due
                                          to Edison.

                        9.1.2.6     Adjustment to Contract Capacity. The Parties
                                    may agree in writing at any time to adjust
                                    the Contract Capacity. Seller may reduce the
                                    Contract Capacity pursuant to Section
                                    9.1.2.5. Seller may increase the Contract
                                    Capacity with Edison's approval and
                                    thereafter receive payment for the increased
                                    capacity in accordance with the Contract
                                    Capacity Price for the Capacity Payment
                                    Option selected by Seller for the remaining
                                    Contract Term.

      9.2     Energy Payments - First Period

              During the First Period of the Contract Term, Seller shall be paid a Monthly Energy Payment for the Energy delivered by the Seller to
              Edison at the Point

                                       36

                              SCE STANDARD CONTRACT
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              of Interconnection pursuant to the Energy Payment Option selected by Seller in Section 1.12, as follows. (Data used to derive
              Edison's Energy payments for the First Period will be made available to the Seller, to the extent specified by Seller, upon request.)

              9.2.1    Energy Payment Option 1 -- Forecast of Annual Marginal
                       Cost of Energy. If Seller selects Energy Payment Option
                       1, then during the First Period of the Contract Term,
                       Seller shall be paid a Monthly Energy Payment for Energy
                       delivered by Seller and purchased by Edison during each
                       month in the First Period of the Contract Term pursuant
                       to the following formula:

MONTHLY ENERGY PAYMENT   =   (A x D)+(B x D)+(C x D)

                        Where  A  =   kWh purchased by Edison during on-peak
                                      periods defined in Edison's Tariff
                                      Schedule No. TOU-8.

                               B  =   kWh purchased by Edison during mid-peak
                                      periods defined in Edison's Tariff
                                      Schedule No. TOU-8.

                               C  =   kWh purchased by Edison during off-peak
                                      periods defined in Edison's Tariff
                                      Schedule No. TOU-8.

                               D  =   The sum of:

                                      (i) the appropriate time differentiated
                                      energy price from the Forecast of Annual
                                      Marginal Cost of Energy, multiplied by the
                                      decimal equivalent of the percentage of

                                       37

                              SCE STANDARD CONTRACT
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                                      the forecast specified in Section 1.12,
                                      and (ii) the appropriate time
                                      differentiated energy price from Edison's
                                      published avoided cost of energy
                                      multiplied by the decimal equivalent of
                                      the percentage of the published energy
                                      price specified in Section 1.12.

              9.2.2    Energy Payment Option 2 -- Levelized Forecast of Marginal
                       Cost of Energy. If Seller selects Energy Payment Option
                       2, then during the First Period of the Contract Term,
                       Seller shall be paid a Monthly Energy Payment for Energy
                       delivered by Seller and purchased by Edison each month
                       during the First Period of the Contract Term pursuant to
                       the following formula:

MONTHLY ENERGY PAYMENT   =   (A x D) + (B x D) + (C x D)

                         Where A   =  kWh purchased by Edison during on-peak
                                      periods defined in Edison's Tariff
                                      Schedule No. TOU-8.

                               B   =  kWh purchased by Edison during mid-peak
                                      periods defined in Edison's Tariff
                                      Schedule No. TOU-8.

                               C   =  kWh purchased by Edison during off-peak
                                      periods defined in Edison's Tariff
                                      Schedule No. TOU-8.

                               D  =   The sum of:

                                      (i) the appropriate time differentiated
                                      energy price from the Levelized Forecast
                                      of Marginal Cost of Energy, for

                                       38

                              SCE STANDARD CONTRACT
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                                      the First Period of the Contract Term
                                      multiplied by the decimal equivalent of
                                      the percentage of the levelized forecast
                                      specified in Section 1.12, and (ii) the
                                      appropriate time differentiated energy
                                      price from Edison's published avoided
                                      cost of energy multiplied by the decimal
                                      equivalent of the percentage of the
                                      published energy price specified in
                                      Section 1.12.

                        9.2.2.1     Performance Requirement for Energy Payment
                                    Option 2 During the First Period when the
                                    annual forecast referred to in Section 9.2.1
                                    is greater than the levelized forecast
                                    referred to in Section 9.2.2, Seller shall
                                    deliver to Edison at least 70 percent of the
                                    average annual kWh delivered to Edison
                                    during those previous periods when the
                                    levelized forecast referred to in Section
                                    9.2.2 is greater than the annual forecast
                                    referred to in Section 9.2.1 as resource
                                    conditions permit for solar, wind, and hydro
                                    Generating Facilities and excluding
                                    uncontrollable forces. If Seller does not
                                    meet the performance requirements of this
                                    Section 9.2.2.1, Seller shall be subject to
                                    Section 9.5.

      9.3     Energy Payments - Second Period

              During the Second Period of the Contract Term, Seller shall be paid a

                                       39

                              SCE STANDARD CONTRACT
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              Monthly Energy Payment for Energy delivered by Seller and
              purchased by Edison at a rate equal to 100% of Edison's published avoided cost of energy based on Edison's full avoided operating cost as updated periodically and accepted by the Commission, pursuant to the following formula:

MONTHLY  ENERGY PAYMENT = kWh purchased by Edison for each on-peak, mid-peak, and off-peak time period defined in Edison's Tariff
                          Schedule No. TOU-8.

                          x Edison's published avoided cost of energy by time of
                          delivery for each time period.

              Data used to derive Edison's full avoided costs will be made available to the Seller, to the extent specified by Seller, upon request.

      9.4     Edison shall not be obligated to accept or pay for Energy, and may request Seller whose Generating Facility is one (1) MW or greater to discontinue or reduce delivery of Energy, for not more than 300 hours annually during off-peak hours when (i) purchases would result in costs greater than those which Edison would incur if it did not purchase Energy from Seller but instead utilized an equivalent amount of Energy generated from another Edison source, or (ii) the Edison Electric System demand would require that
              Edison hydro-energy be spilled to reduce generation.

                                       40

                              SCE STANDARD CONTRACT
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      9.5     Energy Payment Refund

              If Seller elects Energy Payment Option 2, Seller shall be subject to the following:

              9.5.1    If Seller fails to perform the Contract obligations for
                       any reason during the First Period of the Contract Term,
                       or fails to meet the performance requirements set forth
                       in Section 9.2.2.1, and at the time of such failure to
                       perform, the net present value of the cumulative Energy
                       payments received by Seller pursuant to Energy Payment
                       Option 2 exceeds the net present value of what Seller
                       would have been paid pursuant to Energy Payment Option 1,
                       Seller shall make an energy payment refund equal to the
                       difference in such net present values in the year in
                       which the refund is due. The present value calculation
                       shall be based upon the rate of Edison's incremental cost
                       of capital specified in Section 1.12.

              9.5.2    Not less than 90 days prior to the date Energy is first
                       delivered to the Point of Interconnection, Seller shall
                       provide and maintain a performance bond, surety bond,
                       performance insurance, corporate guarantee, or bank
                       letter of credit, satisfactory to Edison, which shall
                       insure payment to Edison of the Energy Payment Refund at
                       any time during the First Period. Edison may, in its sole
                       discretion accept another form of security except that in
                       such instance a 1-1/2 percent

                                       41

                              SCE STANDARD CONTRACT
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                       reduction shall then apply to the levelized forecast
                       referred to in Section 9.2.2 in computing payments for
                       Energy. Edison shall be provided with certificates
                       evidencing Seller's compliance with the security
                       requirements in this Section which shall also include the
                       requirement that Edison be given 90 days prior written
                       notice of the expiration of such security.

              9.5.3    If Seller fails to provide replacement security not less
                       than 60 days prior to the date of expiration of existing
                       security, the Energy Payment Refund provided in Section
                       9.5 shall be payable forthwith. Thereafter, payments for
                       Energy shall be 100 percent of the Monthly Energy Payment
                       provided in Section 9.2.1.

              9.5.4    If Edison at any time determines the security to be
                       otherwise inadequate, and so notifies Seller, payments
                       thereafter for Energy shall be 100 percent of the Monthly
                       Energy Payment provided in Section 9.2.1. If within 30
                       days of the date Edison gives notice of such
                       inadequacies, Seller satisfies Edison's security
                       requirements, Energy Payment Option 2 shall be
                       reinstated. If Seller fails to satisfy Edison's security
                       requirements within the 30-day period, the Energy Payment
                       Refund provided in Section 9.5 shall be payable
                       forthwith.

10.     PAYMENT AND BILLING PROVISIONS

        10.1     For Energy and capacity purchased by Edison:

                                       42

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                  10.1.1      Edison shall mail to Seller not later than thirty
                              days after the end of each monthly billing period
                              (1) a statement showing the Energy and Contract
                              Capacity delivered to Edison during the on-peak,
                              mid-peak, and off-peak periods, as those periods
                              are specified in Edison's Tariff Schedule No.
                              TOU-8 for that monthly billing period, (2)
                              Edison's computation of the amount due Seller, and
                              (3) Edison's check in payment of said amount.

                  10.1.2      If the monthly payment period involves portions of
                              two different published Energy payment schedule
                              periods, the monthly Energy payment shall be
                              prorated on the basis of the percentage of days at
                              each price.

                  10.1.3      If the payment period is less than 27 days or
                              greater than 33 days, the capacity payment shall
                              be prorated on the basis of coverage days per
                              month per year.

                  10.1.4      If Within thirty days of receipt of the statement
                              Seller does not make a report in writing to Edison
                              of an error, Seller shall be deemed to have waived
                              any error in Edison's statement, computation, and
                              payment, and they shall be considered correct and
                              complete.

      10.2    For electric Service provided by Edison:

                                       43

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                  10.2.1      Under Operating Option III pursuant to Section
                              5.1, standby electric service shall be provided
                              under terms and conditions of Edison's tariff
                              schedule indicated below as now in effect or as
                              may hereafter be authorized by the Commission to
                              be revised. The applicable tariff schedules are:

                              STANDBY TARIFF              ELECTRICAL SERVICE
                               SCHEDULE NO                      TARIFF

                                  SCG-1                        TOU-8 or GS-2
                                  SCG-1                        TOU-8
                                  SCG-3                        TOU-8

                             10.2.1.1    (Applicable to SCG-I only) The Standby
                                         Demand for calculation of the standby
                                         charge in SCG-1 is specified in Section
                                         1.9. Edison reserves the right to
                                         adjust the Standby Demand based on
                                         recorded demand during periods standby
                                         power is required.

                             10.2.1.2    (Applicable to SCG-1 only) The capacity
                                         rating for determination of standby
                                         waiver qualifications shall be Contract
                                         Capacity plus the maximum electric load
                                         served by the Generating Facility
                                         during the on-peak time period recorded
                                         during the preceding 12-month time
                                         period.

                                       44

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                             10.2.1.3    A minimum monthly charge may be
                                         established for standby electric
                                         service as provided in the tariff
                                         schedule elected in Section 1.9. Said
                                         minimum monthly charge shall be
                                         specified in Section 1.9.

                  10.2.2      Under Operating Options II and III pursuant to
                              Section 5.1, electric service shall be provided
                              under terms, conditions, and rates of Edison's
                              tariff schedule indicated below as now in effect
                              or as may hereafter be authorized by the
                              Commission to be revised.
                              The applicable tariff schedule is:

                                       TOU-8, or

                                       GS2

                              The contract demand for calculation of the minimum
                              demand charge in the applicable tariff schedules
                              is specified in Section 1.9.

                  10.2.3      Edison shall commence billing Seller for electric
                              service rendered pursuant to the applicable tariff
                              schedule on the date that the Point of
                              Interconnection is energized.

        10.3     Monthly charges associated with Interconnection Facilities shall be billed pursuant to the Interconnection Facilities
                 Agreement contained in the Appendix specified in Section 1.10.

                                       45

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

        10.4     Payments due to Contract Capacity Reduction

                  10.4.1      The Parties agree that the refund and payments
                              provided in Section 9.1.2.5 represent a fair
                              compensation for the reasonable losses that would
                              result from such reduction of Contract Capacity.

                  10.4.2      In the event of a reduction in Contract Capacity,
                              the quantity, in kW, by which the Contract
                              Capacity is reduced shall be used to calculate the
                              refunds and payments due Edison in accordance with
                              Section 9.1.2.5, as applicable.

                  10.4.3      Edison shall provide invoices to Seller for all
                              refunds and payments due Edison under this section
                              which shall be due within 60 days.

                  10.4.4      If Seller does not make payments as required in
                              Section 10.4.3, Edison shall have the right to
                              offset any amounts due it against any present or
                              future payments due Seller and may pursue any
                              other remedies available to Edison as a result of
                              Seller's failure to perform.

        10.5     Energy Payment Refund

                 Energy Payment Refund is immediately due and payable upon
                 Seller's failure to perform the contract obligations as
                 specified in Section 9.5.

                                       46

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

11.     TAXES

        11.1     Seller shall pay ad valorem taxes and other taxes properly attributable to the Project. If such taxes are assessed or levied against Edison, Seller shall pay Edison for such
                 assessment or levy.

        11.2     Seller shall pay ad valorem taxes and other taxes properly attributed to land, land rights, or interest in land for the
                 Project. If such taxes are assessed or levied against Edison,
                 Seller shall pay Edison for such assessment or levy.

        11.3     If the interconnection Facilities are owned by Edison, Edison shall pay ad valorem taxes and other taxes properly attributed to said facilities. If such taxes are assessed or levied
                 against Seller, Edison shall pay Seller for such assessment or levy.

        11.4     Seller or Edison shall provide information concerning the
                 Project to any requesting taxing authority.

12.    TERMINATION

        This Contract shall terminate if Firm Operation does not occur within 5 years of the date of Contract execution.

13.     LIABILITY

        13.1     Each Party (First Party) releases the other Party (Second
                 Party), its directors, officers, employees and agents from any loss, damage, claim, cost, charge, or expense of any kind or nature (including any direct, indirect or consequential loss, damage, claim, cost, charge, or expense), including attorneys'
                 fees and other costs of litigation incurred by the First Party in

                                       47

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                 connection with damage to property of the First Party caused by or arising out of the Second Party's construction, engineering, repair, supervision, inspection, testing, protection,
                 operation, maintenance, replacement, reconstruction, use or ownership of its facilities, to the extent that such loss, damage, claim, cost, charge, or expense is caused by the
                 negligence of Second Party, its directors, officers, employees, agents, or any person or entity whose negligence would be
                 imputed to Second Party.

        13.2     Each Party shall indemnify and hold harmless the other Party, its directors, officers, and employees or agents from and
                 against any loss, damage, claim, cost, charge, (including
                 direct, indirect or consequential loss, damage, claim, cost, charge, or expense) including attorneys' fees and other costs of litigation, incurred by the other Party in connection with the injury to or death of any person or damage to property of a third party arising out of the indemnifying Party's
                 construction, engineering, repair, supervision, inspection, testing, protection, operation, maintenance, replacement,
                 reconstruction, use, or ownership of its facilities, to the extent that such loss, damage, claim, cost, charge, or expense is caused by the negligence of the indemnifying Party, its directors, officers, employees, agents, or any person or entity whose negligence would be imputed to the indemnifying Party;
                 provided, however, that each Party shall be solely responsible for and shall bear all cost of claims brought by its
                 contractors or its own employees

                                       48

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                 and shall indemnify and hold harmless the other Party for any such costs including costs arising out of any workers
                 compensation law. Seller releases and shall defend and
                 indemnify Edison from any claim, cost, loss, damage, or
                 liability arising from any contrary representation concerning the effect of Edison's review of the design, construction, operation, or maintenance of the Project.

        13.3     The provisions of this Section 13 shall not be construed so as to relieve any insurer of its obligations to pay any insurance claims in accordance with the provisions of any valid insurance policy.

        13.4     Neither Party shall be indemnified under this Section 13 for its liability or loss resulting from its sole negligence or willful misconduct.

14.     INSURANCE

        14.1     Until Contract is terminated, Seller shall obtain and maintain in force as hereinafter provided comprehensive general
                 liability insurance, including contractual liability coverage, with a combined single limit of (i) not less than $1,000,000 each occurrence for Generating Facilities 100 kW or greater;
                 (ii) not less than $500,000 for each occurrence for Generating
                 Facilities between 20 kW and 100 kW; and (iii) not less than
                 $100,000 for each occurrence for Generating Facilities less than 20 kW. The insurance carrier or carriers and form of
                 policy shall be subject to review and approval by Edison.

                                       49

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

        14.2     Prior to the date Seller's Generating Facility is first
                 operated in parallel with Edison's electric system, Seller shall (i) furnish certificate of insurance to Edison, which certificate shall provide that such insurance shall not be terminated nor expire except on thirty days prior written
                 notice to Edison, (ii) maintain such insurance in effect for so long as Seller's Generating Facility is operated in parallel with Edison's electric system, and (iii) furnish to Edison an additional insured endorsement with respect to such insurance in substantially the following forms:

                           "In consideration of the premium charged, Southern
                           California Edison Company (Edison) is named as
                           additional insured with respect to all liabilities
                           arising out seller's use and ownership of Seller's
                           Generating Facility." "The inclusion of more than one
                           insured under this policy shall not operate to impair
                           the rights of one insured against another insured and
                           the coverage afforded by this policy will apply as
                           though separate policies had been issued to each
                           insured. The inclusion of more than one insured will
                           not, however, operate to increase the limit of the
                           carrier's liability. Edison will not, by reason of
                           its inclusion under this policy, incur liability to
                           the insurance carrier for payment of premium for this
                           policy."

                                       50

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                           "Any other insurance carried by Edison which may be
                           applicable shall be deemed excess insurance and
                           Seller's insurance primary for all purposes despite
                           any conflicting provisions in Seller's policy to the
                           contrary."

        If the requirement of Section 14.2 (iii) prevents Seller from obtaining the insurance required in Section 14.1 then upon written notification by
        Seller to Edison, Section l4.2 (iii) shall be waived.

        14.3     The requirements of this Section 14 shall not apply to Seller who is a self-insured governmental agency with established record of self-insurance.

        14.4     If Seller fails to comply with the provisions of this Section
                 14, Seller shall, at its own cost, defend, indemnify, and hold harmless Edison, its directors, officers, employees, agents, assigns, and successors in interest from and against any and all loss, damage, claim, cost, charge, or expense of any kind or nature (including direct, indirect or consequential loss, damage, claim, cost, charge, or expense, including attorneys'
                 fees and other costs of litigation) resulting from the death or injury to any person or damage to any property, including the personnel and property of Edison, to the extent that Edison would have been protected had Seller complied with all of the provisions of this Section 14.

                                       51

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

15.     UNCONTROLLABLE FORCES

        15.1     Neither Party shall be considered to be in default in the
                 performance of any of the agreements contained in this
                 Contract, except for obligations to pay money, when and to the extent failure of performance shall be caused by an
                 Uncontrollable Force.

        15.2     If either Party because of an Uncontrollable Force is rendered wholly or partly unable to perform its obligations under this
                 Contract, the Party shall be excused from whatever performance is affected by the Uncontrollable Force to the extent so
                 affected provided that:

                 (1)    the nonperforming Party, within two weeks after the
                        occurrence of the Uncontrollable Force, gives the other
                        Party written notice describing the particulars of the
                        occurrence,

                 (2)    the suspension of performance is of no greater scope and
                        of no longer duration than is required by the
                        Uncontrollable Force,

                 (3)    the nonperforming Party uses its best efforts to remedy
                        its inability to perform (this subsection shall not
                        require the settlement of any strike, walkout, lockout
                        or other labor dispute on terms which, in the sole
                        judgment of the Party involved in the dispute, are
                        contrary to its interest. It is understood and agreed
                        that the settlement of strikes, walkouts, lockouts or
                        other labor disputes shall be at the sole discretion of
                        the Party having the difficulty),

                                       52

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                 (4)    when the nonperforming Party is able to resume
                        performance of its obligations under this Contract,
                        that Party shall give the other Party written notice to
                        that effect, and

                 (5)    capacity payments during such periods of Uncontrollable
                        Force on Seller's part shall be governed by Section
                        9.1.2.3.

        15.3     In the event that either Party's ability to perform cannot be corrected when the Uncontrollable Force is caused by the
                 actions or inactions of legislative, judicial or regulatory agencies or other proper authority, this Contract may be
                 amended to comply with the legal or regulatory change which caused the nonperformance.

                 If a loss of Qualifying Facility status occurs due to an
                 Uncontrollable Force and Seller fails to make the changes
                 necessary to maintain its Qualifying Facility status, the
                 Seller shall compensate Edison for any economic detriment
                 incurred by Edison as a result of such failure.

16.     NONDEDICATION OF FACILITIES

        Neither Party, by this Contract, dedicates any part of its facilities involved in this Project to the public or to the service provided under the Contract, and such service shall cease upon termination of the
        Contract.

17.     PRIORITY OF DOCUMENTS

        If there is a conflict between this document and any Appendix, the provisions of

                                       53

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

        this document shall govern. Each Party shall notify the other immediately upon the determination of the existence of any such conflict.

18.     NOTICES AND CORRESPONDENCE

        All notices and correspondence pertaining to this contract shall be in writing and shall be sufficient if delivered in person or sent by certified mail, postage prepaid, return receipt requested, to Seller as specified in Section 1.1, or to Edison as follows:

                              Southern California Edison Company
                              Post Office  Box 800
                              Rosemead, California 9l770
                              Attention:  Secretary

        All notices sent pursuant to this Section 18 shall be effective when received, and each Party shall be entitled to specify as its proper address any other address in the United States upon written notice to the other Party.

19.     PREVIOUS COMMUNICATIONS

        This Contract contains the entire agreement and understanding between the Parties, their agents, and employees as to the subject matter of this contract, and merges and supersedes all prior agreements, commitments, representations, and discussions between the Parties. No
        Party shall be bound to any other obligations, conditions, or representations with respect to the subject matter of this Contract.

20.     NONWAIVER

        None of the provisions of the Contract shall be considered waived by either Party

                                       54

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

        except when such waiver is given in writing. The failure of either
        Edison or Seller to insist on any one or more instances upon strict performance of any of the provisions of the Contract or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights for the future, but the same shall continue to remain in full force and effect.

21.     SUCCESSORS AND ASSIGNS

        Neither Party shall voluntarily assign its rights nor delegate its duties under this Contract, or any part of such rights or duties, without the written consent of the other Party, except in connection with the sale or merger of a substantial portion of its properties. Any such assignment or delegation made without such written consent shall be null and void. Consent for assignment shall not be withheld unreasonably. Such assignment shall include, unless otherwise specified therein, all of Seller's rights to any refunds which might become due under this Contract.

22.     EFFECT OF SECTION READINGS

        Section headings appearing in this Agreement are inserted for convenience only, and shall not be construed as interpretations of text.

23      GOVERNING LAW

        This Contract shall be interpreted, governed, and construed under the laws of the State of California as if executed and to be performed wholly within the State of California.

                                       55

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

24.     MULTIPLE ORIGINALS

        This Contract is executed in two counterparts, each of which shall be deemed an original.

SIGNATURES

      IN WITNESS WHEREOF, the Parties hereto have executed this Contract this
15th  of April, 1985.

[Approved as to Form                        SOUTHERN CALIFORNIA EDISON COMPANY
 John R. Bury
Vice President and General Counsel          By /s/ Edward A. Myers, Jr.
                                            ----------------------------------
By  /s/ John R. Bury                               EDWARD A. MYERS, JR.
-----------------------                            Vice President
April 18, 1985]
                                            PACIFIC LIGHTING ENERGY SYSTEMS

                                            MAMMOTH PACIFIC

                                            By /s/ Lee H. Freeman
                                            ------------------------------------
                                                     LEE H. FREEMAN
                                                     Vice President

                                            PACIFIC LIGHTING ENERGY SYSTEMS

                                       56

                                   Appendix A

       [Replaced by Appendix A of Amendment No. 1 to this power purchase contract, dated October 27, 1989]

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

--------------------------------------------------------------------------------

                                   APPENDIX B

                         FORECAST OF ANNUAL AS-AVAILABLE

                           CAPACITY PAYMENT SCHEDULE

--------------------------------------------------------------------------------

Document No. 2433H

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

--------------------------------------------------------------------------------

                       SOUTHERN CALIFORNIA EDISON COMPANY

                            LONG-TERM STANDARD OFFER

                          CAPACITY PAYMENT SCHEDULE -

                  FORECAST OF ANNUAL AS-AVAILABLE CAPACITY(1)

Line          As-Available Capacity(2)
 No.   Year           ($/kW-year)
--------------------------------------
 1     1985               81
 2     1986               87
 3     1987               94
 4     1988              101
 5     1989              109
 6     1990              117
 7     1991              126
 8     1992              148
 9     1993              158
10     1994              169
11     1995              180
12     1996              194
13     1997              206
14     1998              221
15     1999              235

----------
(1)  This forecast to be used in conjunction with Capacity Payment Option A.

(2)  The annual as-available capacity ($/kW-yr) will be converted to a seasonal time-of-delivery (CENTS/kWh) value that is consistent with as-available time-of-delivery rates current authorized by the Commission for Avoided
     As-Available Capacity.

--------------------------------------------------------------------------------

Document No. 2433H                    B-1

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

--------------------------------------------------------------------------------

                       SOUTHERN CALIFORNIA EDISON COMPANY

                            LONG-TERM STANDARD OFFER

                           CAPACITY PAYMENT SCHEDULE -

                      FORECAST OF AS-AVAILABLE CAPACITY(1)

                           SEASONAL TIME OF DELIVERY

Line                              As-Available Capacity(2)
 No.   Year   Season    Period           (CENT/kWh)
----------------------------------------------------------
  1    1985   Summer   On-Peak              10.08
  2                    Mid-Peak              0.11
  3                    Off-Peak              0.05

  4           Winter   On-Peak               2.41
  5                    Mid-Peak              0.54
  6                    Off-Peak              0.06

----------

(1)  This forecast to be used in conjunction with Capacity Payment Option A.

(2)  In subsequent years, the annual as-available capacity ($/kW-yr) will be converted to a seasonal time-of-delivery (CENTS/kWh) value that is consistent with as-available time-of-delivery rates currently authorized by the Commission for Avoided As-Available Capacity.

--------------------------------------------------------------------------------

Document No. 2433H                    B-2

                             SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

--------------------------------------------------------------------------------

                                   APPENDIX C

                   FORECAST OF ANNUAL MARGINAL COST OF ENERGY

--------------------------------------------------------------------------------

Document No. 2433H

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

--------------------------------------------------------------------------------

                       SOUTHERN CALIFORNIA EDISON COMPANY

                            LONG-TERM STANDARD OFFER

                           ENERGY PAYMENT SCHEDULE -

                 FORECAST OF ANNUAL MARGINAL COST OF ENERGY(1)

               Annual Marginal
Line          Cost of Energy(2)
 No.   Year      (CENTS/kWh)
-------------------------------
  1    1985           5.7
  2    1986           6.0
  3    1987           6.4
  4    1988           6.9
  5    1989           7.6
  6    1990           8.1
  7    1991           8.6
  8    1992           9.3
  9    1993          10.1
 10    1994          10.9
 11    1995          11.8
 12    1996          12.6
 13    1997          13.6
 14    1998          14.6
 15    1999          15.6

----------
(1)  This forecast to be used in conjunction with Energy Payment Option 1.

(2)  The annual energy payments in the table will be converted to seasonal time-of-delivery energy payment rates that are consistent with the time-of-delivery rates currently authorized by the Commission for Avoided
     Energy Cost Payments.

--------------------------------------------------------------------------------

Document No. 2433H                    C-l

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

--------------------------------------------------------------------------------

                       SOUTHERN CALIFORNIA EDISON COMPANY

                            LONG-TERM STANDARD OFFER

                            ENERGY PAYMENT SCHEDULE -

                  FORECAST OF ANNUAL MARGINAL COST OF ENERGY(1)

                            SEASONAL TIME OF DELIVERY

                                   Annual Marginal
Line                              Cost of Energy(2)
 No.   Year   Season    Period       (CENTS/kWh)
---------------------------------------------------
  1    1985   Summer   On-Peak           7.8
  2                    Mid-Peak          6.0
  3                    Off-Peak          5.2

  4           Winter   On-Peak           7.4
  5                    Mid-Peak          6.0
  6                    Off-Peak          5.2

  7           Annual                     5.7

----------
(1)  This forecast to be used in conjunction with Energy Payment Option 1.

(2)  In subsequent years, the annual energy payments in the table will be converted to seasonal time-of-delivery energy payment rates that are consistent with the time-of-delivery rates currently authorized by the
     Commission for Avoided Energy Cost Payments

--------------------------------------------------------------------------------

Document No. 2433H                    C-2

                             SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

--------------------------------------------------------------------------------

                                   APPENDIX D

                                   RULE NO. 21

                     COGENERATION AND SMALL POWER PRODUCTION

                            INTERCONNECTION STANDARDS

                                       AND

                               SCHEDULE NO. TOU-8

                              GENERAL SERVICE-LARGE

--------------------------------------------------------------------------------

Document No. 2433H

SOUTHERN CALIFORNIA EDISON COMPANY
     2244 Walnut Grove Avenue
     Rosemead, California 91770

                                            Revised Cal. P.U.C. Sheet No. 781_-E
                                 Cancelling Revised Cal. P.U.C. Sheet No. 6047-E

--------------------------------------------------------------------------------

                                   Rule No. 21

                     COGENERATION AND SMALL POWER PRODUCTION

                            INTERCONNECTION STANDARDS

A.   General. This rule sets forth requirements and conditions for interconnected non Company-owned generation where such generation may be connected for (1) parallel operation with the service of the Company or (2)
     Isolated operation with standby or breakdown service provided by the
     Company. For purposes of this rule, the interconnecting entity shall be designated the Producer.

B.   Conditions.

     1.   An agreement executed by the Company and the Producer shall be required for interconnected service. Terms for the purchase of power by the Company if applicable, shall be included therein.

     2.   Interconnection with the Company's system may not be made until and unless the Company has determined that the interconnection complies with the design and operating requirements set forth herein.

     3.   Where interconnection protective equipment is owned, operated and maintained by the Producer, the Producer shall be responsible for damages to the Company or to others arising out of the misoperation or malfunction of the Producer-owned equipment.

     4.   The Producer is solely responsible for providing adequate protection for the Producer's facilities interconnected with the Company's system.

C.   Design and Operating Requirements. Each generation facility which is or can be connected to the Company's electric system shall be designed and operated so as to prevent or protect against the following adverse conditions on the Company's system. These conditions can cause electric service degradation, equipment damage, of harm to persons:

     1.   Inadvertent and unwanted re-energization of a utility dead line or bus.

     2.   Interconnection while out of synchronizaton.

     3.   Overcurrent.

     4.   Utility system load imbalance.

     5.   Ground faults.

     6.   Generated alternating current frequency outside permitted safe limits.

     7.   Voltage generated outside permitted limits.

     8.   Poor power factor.

     9.   Harmful wave forms.

     The necessary protective equipment (relays, switchgear, transformers, etc.)
     can be provided by the Producer or by the Company.

     Explanatory information, operating rules and guidelines for meeting the above requirements for small (below 100 kw), medium (100-1000 kw) and large
     (above 1000 kw) facilities are contained in the Company's guidelines for cogenerators and small power producers. Copies of sale guidelines are available from the Company.

D.   Interconnection Facilities.

     1.   Interconnection facilities include all required means, and apparatus installed, to interconnect the Producer's generation with the
          Company's system. Where the Producer desires to sell power to the
          Company, interconnection facilities include also all required means, and apparatus installed, to enable the Company to receive power deliveries from the Producer. Interconnection facilities may include, but are not limited to:

                                  (Continued)

--------------------------------------------------------------------------------

(To be inserted by utility)         Issued by    (To be inserted by Cal. P.U.C.)

Advice Letter No. _____         Michael R. Peevey    Date Filed January __, 19__
Decision No. __-10-093                Name           Effective February __, 19__
                                                     Resolution No. ____________
                                 Vice President
                                      Title

SOUTHERN CALIFORNIA EDISON COMPANY
     2244 Walnut Grove Avenue
     Rosemead, California 91770

                                            Revised Cal. P.U.C. Sheet No. 7817-E
                                 Cancelling Revised Cal. P.U.C. Sheet No. 7209-E

--------------------------------------------------------------------------------

                                   Rule No. 21

                     COGENERATION AND SMALL POWER PRODUCTION

                            INTERCONNECTION STANDARDS

                                  (Continued)

D.   Interconnection Facilities. (Continued)

          a.   Connection, transformation, switching, communications, control, protective and safety equipment; and

          b.   Any necessary reinforcements and additions to the Company's system by the Company.

     2.   Where interconnection facilities are to be installed for the
          Producer's use as added facilities, the Producer shall advance to the
          Company the installed cost of the added facilities. At the Producer's option, and where such Producer's generation is a qualifying facility and the Producer has established credit worthiness to the Company's satisfaction, the Company shall finance those added facilities it deems to be removable and reusable equipment. Such equipment shall include, but not be limited to, transformation, disconnection, and metering equipment. Added facilities provided under either of the foregoing arrangements are subject to the monthly charge as set forth in Section H of the Company's Rule No. 2. Description of Service, on
          file with and authorized by the Commission.

     3.   When a Producer wishes to reserve facilities paid for by the Producer, but idled by an energy sale conversion, the Company shall impose a special facilities charge reimbursing the Company for costs related to its operation and maintenance of the facility. When a Producer no longer needs facilities for which it has paid, the Producer shall, at a minimum, receive from the Company credit for the net salvage value of the facilities dedicated to Company use. If the Company is able to make use of these facilities to serve other customers, the Producer shall receive the fair market value of the facilities determined as of the date the Producer shall receive the fair market value of the facilities determined as of the date the Producer either decides no longer to use the facilities or fails to pay the required maintenance fee.

     4.   The Producer shall be responsible for the costs of exploring the feasibility of a project or its interconnection with the Company system, including reasonable advance charges imposed by the Company for feasibility studies.

     5.   An interconnection line study for any Producer shall take no more than one year to complete.

     6.   The Producer shall be responsible for costs of telemetering and safety checks except to the extent that, under the Company's effective tariffs, a comparable customer would not be similarly charged.

     7.   The Company shall, upon request, give the Producer a binding estimate for line extension and interconnection costs; however, such estimates shall be in effect for a period not to exceed one year from the date provided. A reasonable breakdown of cost estimates shall also be provided in a form sufficiently detailed and understandable by the
          Producer.

     8.   The Company shall have the right to Inspect the Producer's interconnection facilities prior to the commencement of parallel operations and require modifications as necessary.

     9.   The site of interconnection facilities shall be accessible to Company personnel.

E.   Interconnection Reinforcement and/or Additions. The Company's effective tariffs governing interconnection costs and added or special facilities agreement shall be applied to line and system reinforcement and/or addition. In addition, the following shall apply:

     1.   A Producer shall pay for new or additional line capacity if necessary for the Company to receive the Producer's power.

     2.   The costs of any line reinforcement and/or addition undertaken at the option of the Company to serve additional future customers or
          Producers shall be borne by the Company.

                                  (Continued)

--------------------------------------------------------------------------------

(To be inserted by utility)         Issued by    (To be inserted by Cal. P.U.C.)

Advice Letter No. 640-E        Michael R. Peevey     Date Filed January __, 19__
Decision No. __-10-093                Name           Effective February __,19__
                                                     Resolution No._____________
                                 Vice President
                                      Title

SOUTHERN CALIFORNIA EDISON COMPANY
     2244 Walnut Grove Avenue
     Rosemead, California 91770

                                            Revised Cal. P.U.C. Sheet No. 7818-E
                                 Cancelling Revised Cal. P.U.C. Sheet No. 6049-E

--------------------------------------------------------------------------------

                                   Rule No. 21

                     COGENERATION AND SMALL POWER PRODUCTION

                            INTERCONNECTION STANDARDS

                                  (Continued)

E.   Interconnection Reinforcement and/or Additions (Continued)

     3.   For two or more Producers seeking to use an existing line, a first come, first served approach shall be used. This approach shall require that the first Producer to request an interconnection shall, pursuant to written agreement, have the right to use the existing line and shall incur no obligation for costs associated with future line capacity needed to accomodate other Producers or customers. The
          Company's Standard Offer and/or power purchase agreements for cogeneration and small power production facilities shall specify the date by which the Producer must begin construction. If that date passes and construction has not commenced, the Producer shall be given
          30 days to correct the deficiency after receiving a reminder from the
          Company that the construction start-up date has passed. If construction has not commenced after the 30-day corrective period, the
          Company shall have the right to withdraw its commitment to the first
          Producer and offer the right to interconnect on the existing line to the next Producer in order. If two Producers establish the right of first-in-time simultaneously, the two Producers shall share the costs of any additional line capacity necessary to facilitate their cumulative capacity requirements. Costs shall be shared based on the relative proportion of capacity such Producer will act to the line.

     4.   The applicable Company tariff provisions shall be applied to a
          Producer who pays for interconnection reinforcements and/or additions that later accomodate a second Producer as those provisions which would be applied to a comparable Company customer.

     5.   The Producer shall be responsible for the costs of only those future system alterations which are necessary to maintain the California
          Public Utilities Commission's adopted interconnection standards for the Producer's particular interconnection facilities. The relevant interconnection standards shall be those in effect at the time the contract is signed. Should such alterations not be directly required by, or beneficial to the Producer, the Producer shall be treated like any other customer on the Company's system.

F.   Metering.

     1.   If the Producer desires to sell electric power to the Company, the
          Company shall provide, own and maintain at the Producer's expense all necessary meters and associated equipment to be utilized for the measurement of energy and capacity for determining the Company's payment to the Producer pursuant to an applicable agreement.

     2.   For purposes of monitoring generator operation and determination of standby charges, the Company shall have the right to install generation metering at the Producer's expense. Where the Producer's generation is 10 MW or greater, telemetering equipment may also be required at the Producer's expense.

     3.   The Producer shall provide, at no expense to the company, a suitable location for all meters and associated equipment in accordance with
          Rule No. 15.

     4.   Where necessary the Company and the Producer shall agree on an appropriate compensation method for transformer losses as specified in the agreement.

     5.   The Company shall install ratchet service so as to prevent reverse operation on the meter(s) recording power provided by the Company, and where appropriate in each of the following cases on. (i) the meter(s)
          recording reactive demand imposed on the Company's electric system, and (ii) the meter(s) recording power purchased by the Company.

     6.   Provision for meter tests and adjustments of bills or payments to the
          Producer for meter error shall be consistent with Rule No. 17.

--------------------------------------------------------------------------------

(To be inserted by utility)           Issued by          (To be inserted by Cal. P.U.C.)

Advice Letter No. 640-E           Michael R. Peevey      Date Filed January 1_, 198_
Decision No. 83-10-093                  Name             Effective February 12, 198_
                                    Vice President       Resolution No.
                                        Title                           -----------

SOUTHERN CALIFORNIA EDISON COMPANY
2244 Walnut Grove Avenue Rosemead, California 91770

                                            Revised Cal. P.U.C. Sheet No. 8187-E
                                 Cancelling Revised Cal. P.U.C. Sheet No. 8107-E

--------------------------------------------------------------------------------

                               Schedule No. TOU-_

                              GENERAL SERVICE-LARGE

APPLICABILITY

     Applicable to general service, including lighting and power.

     This Schedule is necessary for all customers whose monthly maximum demand metres 500 kW for any three months during the preceding 12 months. Any customer whose monthly maximum demand has fallen below 450 kW for 12 consecutive months may elect to take service on any other applicable schedule.

TERRITORY

     Within the entire territory served.

RATES

                                                                       Per Meter
                                                                       Per Month
                                                                       ---------

Customer Charge: ...................................................    $360.00

Demand Charge (to be added to Customer Charge):

   All kW of on-peak billing demand, per kW ........................    $  5.05
   Plus all kW of mid-peak billing demand, per kW ..................       0.65
   Plus all kW of off-peak billing demand, per kW ..................   No Charge

   (Subject to Minimum Demand Charge, See Special Condition No. 6.)

Energy Charge (to be added to Demand Charge):

   All on-peak kWh, per kWh ........................................      8.490CENTS
   Plus all mid-peak kWh, per kWh ..................................      7.090CENTS
   Plus all off-peak kWh, per kWh ..................................      5.920CENTS

     The above rates are subject to the Steel Surcharge Adjustment as set forth in Special Condition No. 13.

     For Service on Santa Catalina Island, the above rates are subject to the
     Ca_alin_ Energy Cost Balance Adjustment, as set forth in Special Condition
     No. 14.

Charges for energy are calculated for customer billing using components shown below.

                                  (Continued)

--------------------------------------------------------------------------------

(To be inserted by utility)           Issued by          (To be inserted by Cal. P.U.C.)

Advice Letter No. 669-E           Michael R. Peevey      Date Filed December 31, 1984
Decision No. 84-12-060                  Name             Effective January 1, 1985
             84-12-063              Vice President       Resolution No.
             84-12-068                  Title                           ------------

SOUTHERN CALIFORNIA EDISON COMPANY
2244 Walnut Grove Avenue Rosemead, California 91770

                                            Revised Cal. P.U.C. Sheet No. ____-E
                                 Cancelling Revised Cal. P.U.C. Sheet No. ____-E

--------------------------------------------------------------------------------

                               Schedule No. TOU-8

                              GENERAL SERVICE-LARGE

                                   (Continued)

ENERGY CHARGE COMPONENTS

                                                                 Per kwh
                                                   -----------------------------------
                                                   On-Peak      Mid-Peak      Off-Peak
                                                   -------      --------      --------
Base Rate:

   All kWh .....................................    2.356CENTS    2.356CENTS    2.356CENTS

Adjustment Rates:

   Energy Cost Adjustment Billing Factor .......    4.590CENTS    3.190CENTS    2.020CENTS
   Annual Energy Rate ..........................    0.351CENTS    0.351CENTS    0.351CENTS
   Conservation Load Management Adjustment
      Billing Factor ...........................    0.094CENTS    0.094CENTS    0.094CENTS
   Electric Revenue Adjustment Billing
      Factor ...................................   -0.183CENTS   -0.183CENTS   -0.183CENTS
   Major Additions Adjustment Billing
      Factor ...................................    1.270CENTS    1.270CENTS    1.270CENTS
   Annual Major Additions Rate .................    0.000CENTS    0.000CENTS    0.000CENTS
   PUC Reimbursement Fee .......................    0.012CENTS    0.012CENTS    0.012CENTS
                                                   ------        ------        ------

   Total Adjustment Rates ......................    6.134CENTS    4.734CENTS    3.564CENTS

     The PUC Reimbursement Fee is described in Schedule No. RF-E. The Adjustment
     Rates are described in Parts G, I, J, and L of the Preliminary Statement.

SPECIAL CONDITIONS

     1.   Time periods are defined as follows:

               On-Peak:  1:00 p.m. to 7:00 p.m. summer weekdays except holidays
                         5:00 p.m. to 10:00 p.m. winter weekdays except holidays

               Mid-Peak: 9:00 a.m. to 1:00 p.m. and 7:00 p.m. to 11:00 p.m.
                            summer weekdays except holidays
                         8:00 a.m. to 5:00 p.m. winter weekdays except holidays

               Off-Peak: All other hours.

                         Off-peak holidays are New Year's Day, Washington's
                         Birthday, Memorial Day, Independence Day, Labor Day,
                         Veterans Day, Thanksgiving Day, and Christmas.

               When any holiday listed above falls on Sunday, the following
               Monday will be recognized as on off-peak period. No change in off-peak will be made for holidays falling on Saturday.

               The summer season shall commence at 12:01 a.m. on the first
               Sunday in June and continue until 12:01 a.m. of the first Sunday in October of each year. The winter season shall commence at
               12:01 a.m. on the first Sunday in October of each year and continue until 12:01 a.m. of the first Sunday in June of the following year.

     2.   Voltage: Service will be supplied at one standard voltage.

                                  (Continued)

--------------------------------------------------------------------------------

(To be inserted by utility)           Issued by          (To be inserted by Cal. P.U.C.)

Advice Letter No. 669-E           Michael R. Peevey      Date Filed December 31, 1984
Decision No. 84-12-060                  Name             Effective January 1, 1985
             84-12-063              Vice President       Resolution No.
             84-12-068                  Title                           -------------

SOUTHERN CALIFORNIA EDISON COMPANY
2244 Walnut Grove Avenue Rosemead, California 91770

                                            Revised Cal. P.U.C. Sheet No. 8189-E
                                 Cancelling Revised Cal. P.U.C. Sheet No. 7119-E

--------------------------------------------------------------------------------

                               Schedule No. TOU-_

                              GENERAL SERVICE-LARGE

                                   (Continued)

SPECIAL CONDITIONS (Continued)

     3. Maximum Demand: Maximum demand shall be established for the on-peak, mid-peak and off-peak periods. The maximum demand for each period shall be the ensured maximum average kilowatt input indicated or recorded by instruments to be supplied by the Company, during any 15-minutes metered interval, but (except for new customers or existing customers electing Contract Demand as defined in these Special Conditions) not less than the diversified resistance welder load computer in accordance with the section designated holder Service in Rule No. 2.
Where the demand is intermittent or subject to violent fluctuations, a 5-minute interval may be used.

     4. Billing Demand: Separate billing demand for the on-peak, mid-peak and off-peak time periods shall be established for each monthly billing period. The billing demand for each time period shall be the maximum demand for that time period occurring during the respective monthly billing period. The billing demand shall be determined to the nearest kw.

     5. Contract Demand: A contract demand will be established by the Company, based on applicant's demand requirements for any customer newly requesting service on this schedule and for any customer of record on this schedule who requests an increase or decrease in transformer capacity in accordance with Rule
No. ____. A contract demand arrangement is available upon request for all customers of record on this schedule. The contract demand will be used only for purposes of establishing the minimum demand charge for facilities required to provide service under the rate and will not be otherwise used for billing purposes. Contract demand is based upon the nominal kilovolt-ampere rating of the Company's serving trasformer(s) or the standard transformer size determined by the Company as required to serve the customer's stated measurable kilowatt demand, whichever is less and is expressed in kilowatts.

     6. Minimum Demand Charge: Where a contract demand is established, the monthly minimum demand charge shall be $1.00 per kilowatt of contract demand.

     7. Excess Transformer Capacity: The transformer capacity in excess of a customer's contract demand which is either required by the Company because of the nature of the customer's ____ or requested by the customer, Excess transformer capacity shall be billed at $1.00 per kVA per month.

     8. Voltage Discount: The charges before adjustments will be reduced by 6%
for service delivered and metered at voltages of from 2 kV through 50 kV and by
15_ for service delivered and metered at voltages over 50 kW.

                                  (Continued)

--------------------------------------------------------------------------------

(To be inserted by utility)       Issued by     (To be inserted by Cal. P.U.C.)

Advice Letter No. 665-E      Michael R. Peevey      Date Filed December 31, 1984
Decision No. 84-__-___             Name             Effective January 1, 1985
                              Vice President        Resolution No.
                                   Title                           -------------

SOUTHERN CALIFORNIA EDISON COMPANY
2244 Walnut Grove Avenue Rosemead, California 91770

                                             Revised Cal. P.U.C. Sheet No.7120-E
                                             Revised                      5755-E
                                  Cancelling Revised Cal. P.U.C. Sheet No.5862-E

--------------------------------------------------------------------------------

                               Schedule No. TOU-8

                              GENERAL SERVICE-LARGE

                                   (Continued)

SPECIAL CONDITIONS (Continued)

     9. Power Factor Adjustment:

          a.   Service Delivered and Metered at 4 kV or Greater:

               The charges will be adjusted each month for reactive demand. The charges will be increased by 20 cents per kilovar of maximum reactive demand imposed on the Company in excess of 20% of the maximum number of kilowatts.

               The maximum reactive demand shall be the highest measured maximum average kilovar demand indicated or recorded by metering to be supplied by the Company during any 15-minute metered interval in the (illegible). The kilovars shall be determined to the nearest unit. A device will be installed on each kilovar meter to
               prevent reverse operation of the meter.

          b.   Service Delivered and Metered at Less than 4 kV:

               The charges will be adjusted each month for the power factor as follows:

               The charges will be decreased by 20 cents per kilowatt of
               measured maximum demand and will be increased by 20 cents per kilovar of reactive demand. However, in no case shall the
               kilovars used for the adjustment be less than one-fifth the number of kiowatts.

               The kilovars of reactive demand shall be calculated by
               multiplying the kilowatts of measured maximum demand by the ratio of the kilovar-hours to the kilowatthours. Demands in kilowatts and kilovars shall be determined to the nearest unit. A ratchet device will be installed on the kilovar-hour meter to prevent its reverse operation on leading power factors.

     10. Temporary Discontinuance of Service: Where the use of energy is seasonal or intermittent, no adjustments will be made for a temporary discontinuance of service. Any customer prior to resuming service within twelve months after such service was discontinued will be required to pay all charges which would have been billed if service had not been discontinued.

                                  (Continued)

--------------------------------------------------------------------------------

(To be inserted by utility)      issued by       (To be inserted by Cal. P.U.C.)

Advice Letter No. 604-E     Edward A. Myers, Jr     Date Filed December 30, 1982
              82-12-055             Name            Effective January 1, 1983
Decision No.  82-12-115       Vice President
                                   ______

SOUTHERN CALIFORNIA EDISON COMPANY
2244 Walnut Grove Avenue Rosemead, California 91770

                                            Revised Cal. P.U.C. Sheet No. 8190-E
                                 Cancelling Revised Cal. P.U.C. Sheet No. 7643-E

--------------------------------------------------------------------------------

                               Schedule No. TOU-8

                              GENERAL SERVICE-LARGE

                                   (Continued)

SPECIAL CONDITIONS (Continued)

     11. Supplemental Visual Demand Meter: Subject to availability, and upon written application by the customer, the Company will, within 180 days, supply and install a Company-owned supplemental visual demand meter. The customer shall provide the required space and associated wiring beyond the point of interconnection for such installation. Said supplemental visual demand meter shall be in parallel with the standard billing meter dilineated in Special
Condition 3 above. The readings measured or recorded by the supplemental visual demand meter are for customer information purposes only and shall not be used for billing purposes in lieu of meter readings established by the standard billing meter. If a meter having visual display capability is installed by Edison as the standard billing meter, no additional metering will be installed pursuant to this Special Condition.

     One of the following types of supplemental visual demand meters will be provided in accordance with provisions above at no additional cost to the customers. Dial wattmeter, Recording wattmeter, or Paper-Tape Printing Demand
Meter.

     If the customer desires a supplemental visual demand meter having features not available in any of the above listed meters, such as an electronic microprocessor-based meter, the Company will provide such a supplemental visual demand meter subject to a monthly charge, if the meter and its associated equipment have been approved for use by the Company. Upon receipt from the customer of a written application the Company will design the installation and will thereafter supply, install, and maintain the supplemental visual demand meter subject to all conditions stated in the first and last paragraph of this
Special Condition. For purposes of computing the monthly charge, any such supplemental visual demand meter and associated equipment shall be treated as
Added Facilities in accordance with Rule No. 2, Paragraph H, Section 1 and 2 of the tariff rules. Added investment for computing the monthly charge shall be reduced by the Company's estimated total installed cost at the customer location of the Paper Tape Printing Demand Meter offered otherwise herein at no additional cost.

     The Company shall have sole access for purposes of maintenance and repair to any supplemental visual demand meter installed pursuant to this Special
Condition and shall provide all required maintenance and repair. Periodic routine maintenance shall be provided at no additional cost to the customer.
Such routine maintenance includes changing charts, inking pens, making periodic adjustments, lubricating moving parts and making minor repairs. Non-routine maintenance and major repairs or replacement shall be performed on an actual cost basis with the customer reimbursing the Company for such cost.

     12. Contracts: An initial three-year facilities contract may be required where applicant requires new or access serving capacity exceeding 2,000 kVA.

     13. Steel Surcharge Adjustment: The rates above are subject to adjustment as provided in Part K of the Preliminary Statement, at a billing factor of
0.025CENTS per kWh.

     14. Catalina Energy Cost Balance Adjustment: For service on Santa Catalina
Island, the rates above are subject to adjustment as provided in Part C of the
Preliminary Statement, at a billing factor of 2.593CENTS per kWh.

--------------------------------------------------------------------------------

(To be inserted by utility)       Issued by      (To be inserted by Cal. P.U.C.)

Advice Letter No. ___-E     Edward A. Myers, Jr     Date Filed December 30, 1984
Decision No.  82-12-115              Name           Effective January 1, 1985
                               Vice President       Resolution No.
                                    ______                         -------------